Exhibit 10.4

TERM NOTE

OF

EP MEDSYSTEMS, INC.,

AND

PROCATH CORPORATION

$1,500,000.00	New York, NY February 28, 2008

FOR VALUE RECEIVED, each of the following (each of the following being hereinafter individually referred to as “Borrower” and both of the following being hereinafter collectively referred to as “Borrowers”), i.e.,

EP MEDSYSTEMS, INC., a New Jersey corporation bearing federal employer identification number 22-3212190 and New Jersey state organizational number 0100541773 and having its principal place of business at 575 Route 73 North, Building D, West Berlin, Camden County, New Jersey 08091

and

PROCATH CORPORATION, a New Jersey corporation bearing federal employer identification number 22-3261466 and New Jersey state organizational number 0100568383 and having its principal place of business at 575 Route 73 North, Building D, West Berlin, Camden County, New Jersey 08091

hereby JOINTLY AND SEVERALLY promises to pay to the order of KELTIC FINANCIAL PARTNERS, LP (“Lender”) at 580 White Plains Road, Suite 610, Tarrytown, New York 10591, or at such other place as Lender may from time to time in writing designate, the principal sum of ONE MILLION FIVE HUNDRED THOUSAND DOLLARS and 00/100 ($1,500,000.00). The aforesaid principal sum shall be paid in sixty (60) consecutive equal monthly principal installments, each in the amount of $25,000, commencing April 1, 2008, and payable on the first day of each month thereafter through and including March 1, 2013 (the “Maturity Date”), at which time, all other sums payable hereunder are also due and owing unless sooner paid or accelerated as provided herein. In addition and notwithstanding anything in this Note to the contrary, all principal, interest and all other amounts due under this Note may be accelerated at the sole option of Lender in the event that the Revolving Loan (described in that certain Revolving/Term Loan Agreement of even date herewith by and among Borrowers and Lender, such certain Revolving/Term Loan Agreement and all extensions, modifications, amendments, restatements and replacements thereof hereafter made are collectively called the “Loan Agreement” in this Note) is terminated (whether by Lender or by Borrowers) and/or in the event that the term of said Revolving Loan is not extended (whether by Lender or by either Borrower).

Capitalized terms used herein but not otherwise defined shall have the meanings set forth in the Loan Agreement.

Each Borrower hereby also JOINTLY AND SEVERALLY promises to pay interest to Lender monthly, in arrears, on the first day of each month, commencing on April 1, 2008, on the outstanding unpaid principal amount of this Note at a fluctuating rate which is equal to the per annum rate equal to the greater of: (a) the prime rate published in the “Money Rates” column of The Wall Street Journal from time to time or, in the event that The Wall Street Journal is not available at any time, such rate published in another publication as determined by Lender plus 200 basis points (2.00%) or (b) eight and one-quarter percent (8.25%). Notwithstanding the foregoing, on and after the occurrence of a Event of Default, Borrowers shall pay interest on this Note at a rate which is three and one-half percent (3.5%) per annum above the foregoing rate; provided, however, in no event shall any interest to be paid under this Note exceed the maximum rate permitted by law. All interest shall be computed on the basis of a year consisting of three hundred sixty (360) days for the number of days actually elapsed.

This Note is the “Term Note” referred to in the Loan Agreement and in that certain General Security Agreement of even date herewith given by Borrowers in favor of Lender. Such certain General Security Agreement and all extensions, modifications, amendments, restatements and replacements thereof hereafter made are collectively called the “Security Agreement” in this Note. The Loan Agreement and the Security Agreement, together with all of the other documents, instruments or agreements executed in connection therewith, as the same may be extended, modified, amended, restated or replaced from time to time, are collectively called the “Loan Documents” in this Note. The Lender is entitled to the benefit of all of the terms and conditions and the security of all of the security interests and liens granted by Borrower or any other person to Lender pursuant to the Loan Agreement, the Security Agreement and/or any of the other Loan Documents executed in connection herewith or therewith, including, without limitation, supplemental provisions regarding mandatory and optional prepayment rights and premiums.

Borrower may prepay the principal indebtedness evidenced by this Note only as provided in the Loan Agreement. Partial payments of the Term Loan (other than required monthly installments of principal) are not allowed.

If any of the following occurs, a default (each an “Event of Default”) under this Note shall exist:

(a)	Nonpayment under Note: either Borrower’s failure to pay when due any sum, whether principal, interest or otherwise, required to be paid to Lender under this Note;

(b)	Nonperformance under Note: either Borrower’s failure to perform any obligation required by either Borrower under this Note; and

(c)	Breach or Violation under Loan Agreement and Loan Documents. Any Event of Default under the Loan Agreement, the Security Agreement or any other Loan Documents.

Upon the occurrence of any Event of Default, the entire unpaid principal amount owed to Lender hereunder shall, upon demand therefor, become immediately due and payable at the option of the holder hereof without further notice or demand and Lender shall have all of the rights and remedies set forth in the Loan Agreement, the Security Agreement, the other Loan Documents and at law and in equity.

Whenever any payment to be made under this Note shall be stated to be due on a day other than a Banking Day, such payment shall be made on the next succeeding Banking Day, and such extension of time shall be included in the computation of any interest then due and payable hereunder.

This Note shall be binding upon each Borrower’s successors and assigns. Lender shall have the right, without the necessity of any further consent or authorization by either Borrower to sell, assign, securitize or grant participations in all, or a portion of, Lender’s interest in this Note, to financial institutions of the Lender’s choice and on such terms as are acceptable to Lender in its sole discretion.

Each Borrower and all other parties who, at any time, may be liable hereon in any capacity waive presentment, demand for payment, protest and notice of dishonor of this Note. This Note may not be changed orally, but only by an agreement in writing which is signed by the holder and the party or parties against whom enforcement of any waiver, change, modification or discharge is sought.

ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST LENDER OR EITHER BORROWER ARISING OUT OF OR RELATING TO THIS NOTE SHALL BE INSTITUTED IN THE SOLE OPTION OF LENDER IN ANY FEDERAL OR STATE COURT LOCATED IN WESTCHESTER COUNTY, NEW YORK, PURSUANT TO § 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, AND LENDER AND BORROWERS WAIVE ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND LENDER AND EACH BORROWER HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. EACH BORROWER SHALL DESIGNATE FROM TIME TO TIME AN AUTHORIZED AGENT HAVING AN OFFICE IN THE STATE OF NEW YORK TO ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT LOCATED IN NEW YORK, NEW YORK, AND AGREES THAT SERVICE OF PROCESS UPON SUCH AGENT AT SUCH ADDRESS AND WRITTEN NOTICE OF SUCH SERVICE ON SUCH BORROWER MAILED OR DELIVERED TO SUCH BORROWER IN THE MANNER PROVIDED HEREIN SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON SUCH BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW YORK. EACH BORROWER (1) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGE OF ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (2) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW YORK, NEW YORK (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (3) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN WESTCHESTER COUNTY,

NEW YORK OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR. EACH BORROWER REPRESENTS AND WARRANTS THAT IT HAS REVIEWED THIS CONSENT TO JURISDICTION PROVISION WITH ITS LEGAL COUNSEL, AND HAS MADE THIS WAIVER KNOWINGLY AND VOLUNTARILY.

THIS IS THE LAST PAGE OF THIS DOCUMENT.

THE NEXT PAGE IS THE SIGNATURE PAGE.

IN WITNESS WHEREOF, each Borrower has executed this Note the day and year first above written.

WITNESS AS TO BOTH:	EP MEDSYSTEMS, INC.

/s/ David I. Bruce	By:	/s/ James J. Caruso
David I. Bruce		James J. Caruso

PROCATH CORPORATION

	By:	/s/ James J. Caruso
James J. Caruso

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